UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  October 29, 2003
                                           -------------------


                             American River Holdings
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


        California                       0-31525               68-0352144
-----------------------------         -------------        -------------------
(State or other jurisdiction           (Commission           (IRS Employer
     Of incorporation)                 File Number)        Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
--------------------------------------------------------       ------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (916) 565-6100
                                                       ----------------------


                               Page 1 of 5 Pages

                       The Index to Exhibits is on Page 3

Item 5.  Other Events.

The Registrant issued a press release dated October 29, 2003, to announce the execution of a Plan of Reorganization and Merger Agreement and the filing of applications with the California Department of Financial Institutions and the Federal Deposit Insurance Corporation to obtain approval of a proposed merger of Registrant's bank subsidiaries, North Coast Bank, National Association and American River Bank. The Merger Agreement contemplates a merger of North Coast Bank into American River Bank with American River Bank surviving and continuing its operations as a wholly-owned subsidiary of the Registrant.

Following the merger, it is contemplated that (i) the name "North Coast Bank, a Division of American River Bank" will continue to be used to identify the former offices of North Coast Bank as operating divisions of American River Bank; (ii) the former directors of North Coast Bank who are not also directors of the Registrant will remain affiliated with the Registrant in an advisory capacity;
(iii) the former officers of North Coast Bank will serve in similar capacities with such operating divisions; (iv) the current directors and officers of the Registrant and American River Bank will remain unchanged; and (v) the shareholders' equity and financial condition of the Registrant on a consolidated basis and of American River Bank individually, will not change in any material respect.

It is anticipated that the merger will be effective during the fourth quarter of 2003. Consummation of the transactions contemplated by the Merger Agreement, including the merger, are subject to the prior approval of the California Department of Financial Institutions and the Federal Deposit Insurance Corporation.

The foregoing disclosure is qualified in its entirety by reference to the press release attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits

         (99.1)   Press release dated October 29, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER HOLDINGS


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
                                    Mitchell A. Derenzo, Chief Financial Officer

October 29, 2003

                                INDEX TO EXHIBITS


Exhibit No.           Description                                         Page
-----------           -----------                                         ----

  99.1                Press release of American River                      4
                      Holdings dated October 29, 2003



                                   Page 3 of 5